Exhibit 25.4

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________


                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                _________________

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


              New York                                   13-5160382
  (Jurisdiction of incorporation                     (I.R.S. Employer
    if not a U.S. national bank)                    Identification No.)

 48 Wall Street, New York, New York                        10286
(Address of principal executive offices)                 (Zip code)

                                _________________

                         ARIZONA PUBLIC SERVICE COMPANY
               (Exact name of obligor as specified in its charter)


                  Arizona                               86-0011170
       (State or other jurisdiction                  (I.R.S. Employer
    of incorporation or organization)               Identification No.)

          400 North Fifth Street
              Phoenix, Arizona                             85004
(Address of principal executive offices)                 (Zip code)

                                _________________

                                  Senior Notes*
                       (Title of the indenture securities)

__________________
 *Specific title(s) to be determined in connection with sale(s) of Senior Notes

Item 1.   General Information.*

            Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the          2 Rector Street, New York, N.Y. 10006
   State of New York                      and Albany, N.Y. 12203
Federal Reserve Bank of New York        33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation   550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association     New York, N.Y.

      (b)   Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2.     Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

            None. (See Note on page 2.)

Item 16.    List of Exhibits.

            Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

            1.    -    A copy of the Organization Certificate of The Bank of New
                       York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers.
                       (Exhibit  1 to  Amendment  No. 1 to Form T-1  filed  with
                       Registration Statement No. 33-6215, Exhibits 1a and 1b to
                       Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration
                       Statement No. 33-29637.)

            4.    -    A copy of the existing By-laws of the Trustee. (Exhibit 4
                       to  Form  T-1  filed  with  Registration   Statement  No.
                       33-31019.)

             6.   -    The consent of the Trustee required by  Section 321(b) of
                       the Act.  (Exhibit 6 to Form T-1 filed with  Registration
                       Statement No. 33-44051.)

             7.   -    A copy of the latest report  of  condition of the Trustee
                       published pursuant to law or the requirements of its supervising or examining authority. (Exhibit 7 of Exhibit
                       25(a) filed with Registration Statement Nos. 333-14369 and 333-14369-01).

_________________
     *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

                                     NOTE

                  Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

                  Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

                  Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of October, 1996.


                                                THE BANK OF NEW YORK


                                                By:        WALTER N. GITLIN
                                                    ----------------------------
                                                           Walter N. Gitlin
                                                           Vice President
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